Exhibit 99.2

	Second-Quarter 2020 Detailed Supplemental Information

	2019					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and Other Income
Sales and other operating revenues	9,150	7,953	7,756	7,708	32,567	6,158	2,749			8,907
Equity in earnings of affiliates	188	173	290	128	779	234	77			311
Gain (loss) on dispositions	17	82	1,785	82	1,966	(42)	596			554
Other income (loss)	702	172	262	222	1,358	(1,539)	594			(945)
Total Revenues and Other Income	10,057	8,380	10,093	8,140	36,670	4,811	4,016			8,827

Costs and Expenses
Purchased commodities	3,675	2,674	2,710	2,783	11,842	2,661	1,130			3,791
Production and operating expenses	1,271	1,418	1,331	1,302	5,322	1,173	1,047			2,220
Selling, general and administrative expenses	153	129	87	187	556	(3)	156			153
Exploration expenses	110	122	360	151	743	188	97			285
Depreciation, depletion and amortization	1,546	1,490	1,566	1,488	6,090	1,411	1,158			2,569
Impairments	1	1	24	379	405	521	(2)			519
Taxes other than income taxes	275	194	237	247	953	250	141			391
Accretion on discounted liabilities	86	87	86	67	326	67	66			133
Interest and debt expense	233	165	184	196	778	202	202			404
Foreign currency transactions (gain) loss	12	28	(21)	47	66	(90)	7			(83)
Other expenses	8	14	36	7	65	(6)	(7)			(13)
Total Costs and Expenses	7,370	6,322	6,600	6,854	27,146	6,374	3,995			10,369
Income (loss) before income taxes	2,687	2,058	3,493	1,286	9,524	(1,563)	21			(1,542)
Income tax provision (benefit)	841	461	422	543	2,267	148	(257)			(109)
Net Income (Loss)	1,846	1,597	3,071	743	7,257	(1,711)	278			(1,433)
Less: net income attributable to noncontrolling interests	(13)	(17)	(15)	(23)	(68)	(28)	(18)			(46)
Net Income (Loss) Attributable to ConocoPhillips	1,833	1,580	3,056	720	7,189	(1,739)	260			(1,479)

Net Income (Loss) Attributable to ConocoPhillips
Per Share of Common Stock (dollars)
Basic	1.61	1.40	2.76	0.66	6.43	(1.60)	0.24			(1.37)
Diluted	1.60	1.40	2.74	0.65	6.40	(1.60)	0.24			(1.37)

Average Common Shares Outstanding (in thousands)*
Basic	1,139,463	1,125,995	1,108,555	1,095,606	1,117,260	1,084,561	1,076,659			1,080,610
Diluted	1,146,515	1,131,242	1,113,250	1,099,786	1,123,536	1,084,561	1,077,606			1,080,610
*Ending Common Shares Outstanding is 1,072,566 as of Jun. 30, 2020, compared with 1,072,425 as of Mar. 31, 2020.

INCOME (LOSS) BEFORE INCOME TAXES

Alaska	505	580	417	491	1,993	107	(195)			(88)

Lower 48	261	269	35	9	574	(562)	(471)			(1,033)

Canada	73	100	69	(6)	236	(150)	(177)			(327)

Europe and North Africa	709	602	2,345	502	4,158	187	(72)			115

Asia Pacific and Middle East	730	642	606	509	2,487	569	714			1,283

Other International	130	87	75	(21)	271	27	(5)			22

Corporate and Other	279	(222)	(54)	(198)	(195)	(1,741)	227			(1,514)

Consolidated	2,687	2,058	3,493	1,286	9,524	(1,563)	21			(1,542)

EFFECTIVE INCOME TAX RATES

Alaska*	23.9%	20.5%	26.6%	24.7%	23.7%	24.3%	27.6%			31.6%

Lower 48	26.2%	23.1%	27.7%	-32.5%	24.0%	22.3%	22.5%			22.4%

Canada	-66.4%	-1.0%	26.1%	196.6%	-18.3%	26.8%	51.8%			40.4%

Europe and North Africa	70.8%	32.4%	14.6%	78.4%	34.5%	59.8%	115.1%			25.0%

Asia Pacific and Middle East	26.2%	17.1%	-3.8%	41.8%	19.7%	25.2%	4.8%			13.9%

Other International	-1.3%	6.6%	4.4%	-0.8%	2.8%	-2.0%	-2.6%			-1.8%

Corporate and Other	3.0%	13.3%	74.3%	86.6%	119.4%	-1.9%	18.7%			-5.0%

Consolidated	31.3%	22.4%	12.1%	42.2%	23.8%	-9.5%	-1330.4%			7.1%
*Alaska including taxes other than income taxes.	38.1%	25.8%	40.6%	38.2%	35.4%	61.2%	-18.9%			166.5%

	2019					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
EARNINGS BY SEGMENT

Alaska	384	462	306	368	1,520	81	(141)			(60)

Lower 48	193	206	26	11	436	(437)	(365)			(802)

Canada	122	100	51	6	279	(109)	(86)			(195)

Europe and North Africa	207	407	2,001	109	2,724	75	11			86

Asia Pacific and Middle East	525	517	613	274	1,929	398	662			1,060

Other International	131	81	73	(22)	263	28	(6)			22

Corporate and Other	271	(193)	(14)	(26)	38	(1,775)	185			(1,590)

Consolidated	1,833	1,580	3,056	720	7,189	(1,739)	260			(1,479)

SPECIAL ITEMS

Alaska	-	81	(6)	4	79	(120)	81			(39)

Lower 48	(47)	(125)	(110)	(230)	(512)	(467)	40			(427)

Canada	68	66	-	-	134	(29)	77			48

Europe and North Africa	-	234	1,845	(7)	2,072	(2)	2			-

Asia Pacific and Middle East	-	52	164	(151)	65	(4)	601			597

Other International	147	84	86	-	317	29	-			29

Corporate and Other	517	45	163	273	998	(1,632)	453			(1,179)

Consolidated	685	437	2,142	(111)	3,153	(2,225)	1,254			(971)
Detailed reconciliation of these items is provided on page 3.

ADJUSTED EARNINGS

Alaska	384	381	312	364	1,441	201	(222)			(21)

Lower 48	240	331	136	241	948	30	(405)			(375)

Canada	54	34	51	6	145	(80)	(163)			(243)

Europe and North Africa	207	173	156	116	652	77	9			86

Asia Pacific and Middle East	525	465	449	425	1,864	402	61			463

Other International	(16)	(3)	(13)	(22)	(54)	(1)	(6)			(7)

Corporate and Other	(246)	(238)	(177)	(299)	(960)	(143)	(268)			(411)

Consolidated	1,148	1,143	914	831	4,036	486	(994)			(508)

ADJUSTED EFFECTIVE INCOME TAX RATES

Alaska	23.9%	25.6%	25.2%	25.4%	25.0%	23.0%	26.6%			48.4%

Lower 48	25.3%	23.0%	23.1%	20.5%	23.0%	18.0%	22.5%			22.8%

Canada	26.7%	20.8%	26.1%	196.6%	19.5%	27.2%	25.0%			25.7%

Europe and North Africa	70.8%	71.3%	73.4%	77.7%	73.0%	61.0%	110.7%			25.0%

Asia Pacific and Middle East	26.2%	24.6%	23.3%	28.9%	25.8%	25.1%	35.6%			27.0%

Other International	9.6%	-32.9%	-2.7%	-0.8%	0.7%	28.6%	-2.6%			5.3%

Corporate and Other	14.8%	12.7%	23.3%	4.8%	13.2%	-13.9%	15.0%			6.9%

Consolidated	42.9%	40.5%	42.5%	46.6%	43.0%	38.2%	26.3%			6.1%

	2019					2020
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
DETAILED SPECIAL ITEMS

Alaska
Impairments	-	-	-	-	-	(154)	109			(45)
Pending claims and settlements	-	69	-	-	69	-	-			-
Subtotal before income taxes	-	69	-	-	69	(154)	109			(45)
Income tax provision (benefit)[1]	-	(12)	6	(4)	(10)	(34)	28			(6)
Total	-	81	(6)	4	79	(120)	81			(39)

Lower 48
Impairments	(60)	(95)	(141)	(386)	(682)	(561)	50			(511)
Gain (loss) on asset sales	-	-	-	82	82	(38)	2			(36)
Pending claims and settlements	-	(67)	-	9	(58)	-	-			-
Subtotal before income taxes	(60)	(162)	(141)	(295)	(658)	(599)	52			(547)
Income tax provision (benefit)	(13)	(37)	(31)	(65)	(146)	(132)	12			(120)
Total	(47)	(125)	(110)	(230)	(512)	(467)	40			(427)

Canada
Impairments	-	-	-	-	-	(39)	39			-
Gain (loss) on asset sales	-	56	-	-	56	-	-			-
Subtotal before income taxes	-	56	-	-	56	(39)	39			-
Income tax provision (benefit)[2]	(68)	(10)	-	-	(78)	(10)	(38)			(48)
Total	68	66	-	-	134	(29)	77			48

Europe and North Africa
Impairments	-	-	-	-	-	(11)	11			-
Gain (loss) on asset sales	-	-	1,752	(15)	1,737	-	-			-
Subtotal before income taxes	-	-	1,752	(15)	1,737	(11)	11			-
Income tax provision (benefit)[3]	-	(234)	(93)	(8)	(335)	(9)	9			-
Total	-	234	1,845	(7)	2,072	(2)	2			-

Asia Pacific and Middle East
Gain (loss) on asset sales	-	5	-	-	5	-	587			587
Impairments	-	-	-	-	-	(5)	5			-
Qatar deferred tax adjustment	-	-	-	(118)	(118)	-	-			-
Pending claims and settlements	-	-	-	(2)	(2)	-	-			-
Subtotal before income taxes	-	5	-	(120)	(115)	(5)	592			587
Income tax provision (benefit)[4]	-	(47)	(164)	31	(180)	(1)	(9)			(10)
Total	-	52	164	(151)	65	(4)	601			597

Other International
Pending claims and settlements	147	89	89	-	325	29	-			29
Subtotal before income taxes	147	89	89	-	325	29	-			29
Income tax provision (benefit)	-	5	3	-	8	-	-			-
Total	147	84	86	-	317	29	-			29

Corporate and Other
Pension settlement expense	-	-	(37)	(8)	(45)	-	-			-
Pending claims and settlements	(17)	44	34	(17)	44	-	3			3
Unrealized gain (loss) on CVE common shares	343	30	116	160	649	(1,691)	551			(1,140)
Unrealized gain (loss) on CAD FX derivative	(6)	(24)	15	(18)	(33)	75	(12)			63
Recognition of deferred revenue	248	-	49	-	297	-	-			-
Subtotal before income taxes	568	50	177	117	912	(1,616)	542			(1,074)
Income tax provision (benefit)[5]	51	5	14	(156)	(86)	16	89			105
Total	517	45	163	273	998	(1,632)	453			(1,179)

Total Company	685	437	2,142	(111)	3,153	(2,225)	1,254			(971)
[1]Includes deferred tax adjustment in 2Q 2019 and 2Q 2020 in Alaska.
[2]Includes deferred tax adjustment in 1Q 2019, tax rate change in 2Q 2019, and recognition of a tax refund in 2Q 2020 in Canada.
[3]Includes tax adjustment in 2Q 2019 and 3Q 2019 related to the U.K. disposition.
[4]Includes tax adjustment in 2Q 2019 related to the Greater Sunrise Fields disposition, 3Q 2019 for Malaysia Deepwater tax incentives, and 2Q 2020 for the Australia-West disposition.
[5]Includes deferred tax adjustment related to foreign tax credits in 4Q 2019 and 2Q 2020.

	2019					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CONSOLIDATED BALANCE SHEET

Assets
Cash and cash equivalents	6,218	5,941	7,193	5,088	5,088	3,908	2,907			2,907
Short-term investments	249	732	908	3,028	3,028	3,866	3,985			3,985
Accounts and notes receivable	3,701	3,490	3,478	3,267	3,267	2,116	1,399			1,399
Accounts and notes receivable—related parties	168	161	138	134	134	148	133			133
Investment in Cenovus Energy	1,805	1,835	1,951	2,111	2,111	420	971			971
Inventories	1,014	1,089	955	1,026	1,026	726	982			982
Prepaid expenses and other current assets	528	2,552	594	2,259	2,259	1,960	676			676
Total Current Assets	13,683	15,800	15,217	16,913	16,913	13,144	11,053			11,053
Investments and long-term receivables	9,302	8,748	8,916	8,687	8,687	8,707	8,334			8,334
Loans and advances—related parties	268	268	219	219	219	167	167			167
Net properties, plants and equipment	45,942	44,334	43,814	42,269	42,269	40,645	41,120			41,120
Other assets	2,303	2,111	2,174	2,426	2,426	2,370	2,372			2,372
Total Assets	71,498	71,261	70,340	70,514	70,514	65,033	63,046			63,046

Liabilities
Accounts payable	3,815	3,618	3,148	3,176	3,176	2,900	2,060			2,060
Accounts payable—related parties	31	17	23	24	24	21	20			20
Short-term debt	113	114	121	105	105	126	146			146
Accrued income and other taxes	1,539	1,213	1,077	1,030	1,030	853	312			312
Employee benefit obligations	470	529	543	663	663	323	422			422
Other accruals	1,402	3,505	1,030	2,045	2,045	1,852	1,145			1,145
Total Current Liabilities	7,370	8,996	5,942	7,043	7,043	6,075	4,105			4,105
Long-term debt	14,832	14,809	14,799	14,790	14,790	14,847	14,852			14,852
Asset retirement obligations and accrued environmental costs	7,730	5,996	6,087	5,352	5,352	5,316	5,465			5,465
Deferred income taxes	5,043	4,825	4,693	4,634	4,634	4,141	3,901			3,901
Employee benefit obligations	1,704	1,689	1,786	1,781	1,781	1,563	1,586			1,586
Other liabilities and deferred credits	1,838	1,872	1,794	1,864	1,864	1,704	1,644			1,644
Total Liabilities	38,517	38,187	35,101	35,464	35,464	33,646	31,553			31,553

Equity
Common stock issued
Par value	18	18	18	18	18	18	18			18
Capital in excess of par	46,877	46,922	46,954	46,983	46,983	47,027	47,079			47,079
Treasury stock	(43,656)	(44,906)	(45,656)	(46,405)	(46,405)	(47,130)	(47,130)			(47,130)
Accumulated other comprehensive income (loss)	(5,914)	(5,827)	(5,654)	(5,357)	(5,357)	(6,145)	(5,825)			(5,825)
Retained earnings	35,534	36,769	39,484	39,742	39,742	37,545	37,351			37,351
Total Common Stockholders' Equity	32,859	32,976	35,146	34,981	34,981	31,315	31,493			31,493
Noncontrolling Interests	122	98	93	69	69	72	-			-
Total Equity	32,981	33,074	35,239	35,050	35,050	31,387	31,493			31,493
Total Liabilities and Equity	71,498	71,261	70,340	70,514	70,514	65,033	63,046			63,046

	2019					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CASH FLOW INFORMATION

Cash Flows from Operating Activities
Net income (loss)	1,846	1,597	3,071	743	7,257	(1,711)	278			(1,433)
Depreciation, depletion and amortization	1,546	1,490	1,566	1,488	6,090	1,411	1,158			2,569
Impairments	1	1	24	379	405	521	(2)			519
Dry hole costs and leasehold impairments	27	41	293	60	421	67	3			70
Accretion on discounted liabilities	86	87	86	67	326	67	66			133
Deferred taxes	(1)	(220)	(83)	(140)	(444)	(227)	(93)			(320)
Undistributed equity earnings	24	338	(102)	334	594	31	373			404
Gain on dispositions	(17)	(82)	(1,785)	(82)	(1,966)	42	(596)			(554)
Unrealized (gain) loss on investment in Cenovus Energy	(343)	(30)	(116)	(160)	(649)	1,691	(551)			1,140
Other	(221)	200	(310)	(20)	(351)	(284)	40			(244)
Net working capital changes	(54)	(531)	(307)	313	(579)	497	(519)			(22)
Net Cash Provided by Operating Activities	2,894	2,891	2,337	2,982	11,104	2,105	157			2,262

Cash Flows from Investing Activities
Capital expenditures and investments	(1,637)	(1,729)	(1,675)	(1,595)	(6,636)	(1,649)	(876)			(2,525)
Working capital changes associated with investing activities	107	(83)	(7)	(120)	(103)	81	(332)			(251)
Proceeds from asset dispositions	142	559	2,219	92	3,012	549	764			1,313
Net sales (purchases) of investments	(1)	(484)	(180)	(2,245)	(2,910)	(935)	(95)			(1,030)
Long-term collections from (advances to) related parties and other investments	(88)	276	(207)	38	19	22	9			31
Net Cash Provided by (Used in) Investing Activities	(1,477)	(1,461)	150	(3,830)	(6,618)	(1,932)	(530)			(2,462)

Cash Flows from Financing Activities
Repayment of debt	(19)	(19)	(21)	(21)	(80)	(24)	(190)			(214)
Issuance of company common stock	(38)	2	(3)	9	(30)	2	-			2
Repurchase of company common stock	(752)	(1,250)	(749)	(749)	(3,500)	(726)	-			(726)
Dividends paid	(350)	(346)	(341)	(463)	(1,500)	(458)	(455)			(913)
Other	(14)	(41)	(18)	(46)	(119)	(24)	(4)			(28)
Net Cash Provided by (Used in) Financing Activities	(1,173)	(1,654)	(1,132)	(1,270)	(5,229)	(1,230)	(649)			(1,879)

Effect of Exchange Rate Changes	75	(49)	(94)	22	(46)	(122)	29			(93)

Net Change in Cash, Cash Equivalents and Restricted Cash	319	(273)	1,261	(2,096)	(789)	(1,179)	(993)			(2,172)
Cash, cash equivalents and restricted cash at beginning of period	6,151	6,470	6,197	7,458	6,151	5,362	4,183			5,362
Cash, Cash Equivalents and Restricted Cash at End of Period	6,470	6,197	7,458	5,362	5,362	4,183	3,190			3,190

CAPITAL EXPENDITURES AND INVESTMENTS

Alaska	410	370	427	306	1,513	509	223			732

Lower 48	834	936	843	781	3,394	776	354			1,130

Canada	123	109	83	53	368	74	68			142

Europe and North Africa	157	182	198	171	708	121	130			251

Asia Pacific and Middle East	96	123	103	262	584	103	85			188

Other International	1	-	-	7	8	53	10			63

Corporate and Other	16	9	21	15	61	13	6			19
Total Capital Expenditures and Investments	1,637	1,729	1,675	1,595	6,636	1,649	876			2,525

	2019					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
TOTAL SEGMENTS

Production
Total (MBOED)	1,361	1,332	1,366	1,334	1,348	1,289	981			1,135

Crude Oil (MBD)
Consolidated operations	703	688	696	681	692	642	460			551
Equity affiliates	12	14	14	14	13	12	14			13
Total	715	702	710	695	705	654	474			564
Over (under) lifting of crude oil (MBD)	8	(3)	19	(2)	6	(20)	(9)			(15)

NGL (MBD)
Consolidated operations	103	110	106	110	107	116	85			101
Equity affiliates	7	8	8	8	8	7	8			7
Total	110	118	114	118	115	123	93			108

Bitumen (MBD)
Consolidated operations	63	51	63	64	60	66	34			50
Equity affiliates	-	-	-	-	-	-	-			-
Total	63	51	63	64	60	66	34			50

Natural Gas (MMCFD)
Consolidated operations	1,852	1,704	1,795	1,661	1,753	1,638	1,221			1,429
Equity affiliates	988	1,064	1,076	1,080	1,052	1,036	1,056			1,046
Total	2,840	2,768	2,871	2,741	2,805	2,674	2,277			2,475

Industry Prices
Crude Oil ($/BBL)
WTI	54.87	59.80	56.44	56.98	57.02	46.06	27.85			36.96
WCS	42.58	49.13	44.18	41.15	44.26	25.54	16.58			21.06
Brent dated	63.20	68.82	61.94	63.22	64.30	50.31	29.20			39.75
JCC ($/BBL)	76.98	63.72	71.59	66.34	69.66	65.89	67.71			66.80
Natural Gas ($/MMBTU)
Henry Hub first of month	3.15	2.64	2.23	2.50	2.63	1.95	1.71			1.83

Average Realized Prices
Total ($/BBL)	50.59	50.50	47.07	47.01	48.78	38.81	23.09			32.15

Crude Oil ($/BBL)
Consolidated operations	59.45	64.90	59.56	60.14	60.98	48.77	25.10			38.81
Equity affiliates	59.53	63.98	59.91	61.58	61.32	53.14	25.32			38.52
Total	59.45	64.88	59.57	60.17	60.99	48.86	25.10			38.80

NGL ($/BBL)
Consolidated operations	22.74	19.97	14.33	18.26	18.73	12.81	8.29			10.85
Equity affiliates	38.19	41.72	30.18	37.28	36.70	42.41	23.93			32.38
Total	23.85	21.65	15.59	19.67	20.09	14.82	9.88			12.63

Bitumen ($/BBL)
Consolidated operations	33.15	37.20	32.54	24.58	31.72	5.90	(23.11)			(3.09)
Equity affiliates	-	-	-	-	-	-	-			-
Total	33.15	37.20	32.54	24.58	31.72	5.90	(23.11)			(3.09)

Natural Gas ($/MCF)
Consolidated operations	5.27	4.08	3.73	3.88	4.25	3.60	2.64			3.19
Equity affiliates	7.31	5.81	6.40	5.75	6.29	5.41	3.90			4.65
Total	6.00	4.76	4.74	4.62	5.03	4.30	3.22			3.81

Exploration Expenses ($ Millions)
Dry holes	10	16	139	35	200	36	3			39
Leasehold impairment	17	25	154	25	221	31	-			31
Total noncash expenses	27	41	293	60	421	67	3			70
Other (G&A, G&G and lease rentals)	83	81	67	91	322	121	94			215
Total exploration expenses	110	122	360	151	743	188	97			285

U.S. exploration expenses	75	70	319	60	524	99	72			171
International exploration expenses	35	52	41	91	219	89	25			114

DD&A ($ Millions)
Alaska	205	208	200	192	805	209	191			400
Lower 48	621	709	731	761	2,822	707	548			1,255
Canada	56	48	63	63	230	69	66			135
Europe and North Africa	273	173	222	218	886	196	167			363
Asia Pacific and Middle East	375	338	332	240	1,285	217	170			387
Other International	-	-	-	-	-	-	-			-
Corporate and Other	16	14	18	14	62	13	16			29
Total DD&A	1,546	1,490	1,566	1,488	6,090	1,411	1,158			2,569

	2019					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
PRODUCTION

Crude Oil (MBD)
Alaska	210	199	190	205	202	198	153			175
Lower 48	245	269	277	274	266	270	166			218
Canada	1	1	1	1	1	2	5			4
Norway	89	73	91	85	84	84	75			80
United Kingdom	25	20	19	-	16	-	-			-
Libya	38	37	39	39	38	9	-			4
Europe and North Africa	152	130	149	124	138	93	75			84
Australia/Timor-Leste	6	7	6	5	6	4	3			4
China	41	37	35	29	35	31	30			31
Indonesia	2	2	2	2	2	2	2			2
Malaysia	46	43	36	41	42	42	26			33
Equity affiliates	12	14	14	14	13	12	14			13
AP/ME	107	103	93	91	98	91	75			83
Total	715	702	710	695	705	654	474			564

NGL (MBD)
Alaska	17	17	11	16	15	19	13			16
Lower 48	74	82	84	85	81	89	64			77
Canada	-	1	-	-	-	1	2			1
Norway	4	3	4	5	4	5	5			5
United Kingdom	4	3	3	-	3	-	-			-
Europe and North Africa	8	6	7	5	7	5	5			5
Australia/Timor-Leste	4	4	4	4	4	2	1			2
Equity affiliates	7	8	8	8	8	7	8			7
AP/ME	11	12	12	12	12	9	9			9
Total	110	118	114	118	115	123	93			108

Bitumen (MBD)
Canada	63	51	63	64	60	66	34			50
Total	63	51	63	64	60	66	34			50

Natural Gas (MMCFD)
Alaska	8	7	6	8	7	8	8			8
Lower 48	568	593	649	677	622	679	486			582
Canada	7	8	9	11	9	20	40			30
Norway	263	244	226	284	254	297	263			280
United Kingdom	310	247	218	-	193	-	-			-
Libya	31	27	29	36	31	13	1			7
Europe and North Africa	604	518	473	320	478	310	264			287
Australia/Timor-Leste	273	202	222	203	225	237	114			175
Indonesia	311	314	324	333	321	309	266			288
Malaysia	81	62	112	109	91	75	43			59
Equity affiliates	988	1,064	1,076	1,080	1,052	1,036	1,056			1,046
AP/ME	1,653	1,642	1,734	1,725	1,689	1,657	1,479			1,568
Total	2,840	2,768	2,871	2,741	2,805	2,674	2,277			2,475

Total (MBOED)
Alaska	228	217	202	222	218	218	167			192
Lower 48	414	450	469	472	451	472	311			392
Canada	65	54	66	67	63	72	48			60
Norway	137	117	133	137	131	139	124			132
United Kingdom	80	64	58	-	50	-	-			-
Libya	43	42	44	45	43	11	-			5
Europe and North Africa	260	223	235	182	224	150	124			137
Australia/Timor-Leste	56	45	47	43	48	46	24			35
China	41	37	35	29	35	31	30			31
Indonesia	54	54	56	58	56	54	46			50
Malaysia	60	53	55	59	57	54	33			43
Equity affiliates	183	199	201	202	196	192	198			195
AP/ME	394	388	394	391	392	377	331			354
Total	1,361	1,332	1,366	1,334	1,348	1,289	981			1,135

	2019					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	62.81	67.57	62.78	63.43	64.12	54.78	26.81			42.52
Lower 48	53.15	59.17	54.38	54.34	55.30	40.97	19.87			32.92
Canada	-	-	-	-	40.87	-	8.69			15.39
Norway	63.16	70.09	64.00	64.25	65.19	54.92	32.32			43.98
United Kingdom	59.74	69.22	63.32	-	64.68	-	-			-
Libya	63.22	68.95	62.30	63.95	64.47	64.21	-			64.21
Europe and North Africa	62.83	69.65	63.47	64.15	64.94	55.53	32.32			44.70
Australia/Timor-Leste	59.39	62.22	57.02	58.32	59.29	47.35	47.21			47.34
China	59.23	65.40	59.07	63.17	61.26	54.10	25.09			39.69
Indonesia	47.07	51.62	48.79	50.35	49.55	29.33	30.64			29.91
Malaysia	67.33	73.99	66.26	69.74	69.45	57.67	30.59			46.42
AP/ME	62.94	69.78	62.01	65.90	65.02	54.71	27.98			43.02
Total consolidated operations	59.45	64.90	59.56	60.14	60.98	48.77	25.10			38.81
Equity affiliates	59.53	63.98	59.91	61.58	61.32	53.14	25.32			38.52
Total	59.45	64.88	59.57	60.17	60.99	48.86	25.10			38.80

NGL ($/BBL)
Consolidated operations
Lower 48	20.66	17.91	13.04	16.27	16.83	11.85	6.95			9.81
Canada	-	-	-	-	19.87	-	1.64			1.89
Norway	33.37	29.42	24.38	32.42	30.67	21.54	16.76			18.75
United Kingdom	27.65	32.75	22.20	-	27.71	-	-			-
Europe and North Africa	31.15	32.00	23.20	32.42	29.37	21.54	16.76			18.75
Australia/Timor-Leste	40.13	39.97	30.13	37.20	37.85	39.34	27.90			33.21
AP/ME	40.13	39.97	30.13	37.20	37.85	39.34	27.90			33.21
Total consolidated operations	22.74	19.97	14.33	18.26	18.73	12.81	8.29			10.85
Equity affiliates	38.19	41.72	30.18	37.28	36.70	42.41	23.93			32.38
Total	23.85	21.65	15.59	19.67	20.09	14.82	9.88			12.63

Bitumen ($/BBL)
Canada*	33.15	37.20	32.54	24.58	31.72	5.90	(23.11)			(3.09)
Total	33.15	37.20	32.54	24.58	31.72	5.90	(23.11)			(3.09)

Natural Gas ($/MCF)
Consolidated operations
Alaska	3.42	3.19	3.01	3.09	3.19	3.07	2.56			2.82
Lower 48	2.74	2.10	1.80	1.92	2.12	1.48	1.18			1.36
Canada	-	-	-	-	0.49	-	0.79			1.05
Norway	6.39	4.31	3.37	4.61	4.72	3.65	2.21			3.00
United Kingdom	6.83	4.49	3.69	-	5.19	-	-			-
Libya	4.92	4.79	4.83	4.91	4.87	4.53	-			4.53
Europe and North Africa	6.55	4.42	3.60	4.63	4.92	3.68	2.21			3.03
Australia/Timor-Leste**	0.83	0.78	0.76	0.77	0.79	6.43	10.62			10.04
Indonesia	6.69	7.19	6.69	6.66	6.81	6.58	4.69			5.70
Malaysia	3.84	3.57	3.44	3.47	3.56	2.93	2.22			2.67
AP/ME	6.36	5.89	5.78	5.60	5.91	5.94	4.74			5.45
Total consolidated operations	5.27	4.08	3.73	3.88	4.25	3.60	2.64			3.19
Equity affiliates	7.31	5.81	6.40	5.75	6.29	5.41	3.90			4.65
Total	6.00	4.76	4.74	4.62	5.03	4.30	3.22			3.81
*Average realized prices exclude additional value realized from third-party purchases and sales for optimization of our pipeline capacity between Canada and the U.S. Gulf Coast.
**Excludes transfers to Darwin LNG plant.

	2019					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)	271	(193)	(14)	(26)	38	(1,775)	185			(1,590)

Detail of Earnings (Loss) ($ Millions)
Net interest expense	(196)	(131)	(123)	(154)	(604)	(155)	(174)			(329)
Corporate G&A expenses	(65)	(49)	(34)	(104)	(252)	50	(90)			(40)
Technology*	96	(10)	43	(6)	123	1	(9)			(8)
Other	436	(3)	100	238	771	(1,671)	458			(1,213)
Total	271	(193)	(14)	(26)	38	(1,775)	185			(1,590)
*Includes investment in new technologies or businesses outside of our normal scope of operations and licensing revenues.

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(243)	(178)	(200)	(214)	(835)	(216)	(216)			(432)
Capitalized interest	10	13	16	18	57	14	14			28
Interest revenue	32	33	45	39	149	42	22			64
Total	(201)	(132)	(139)	(157)	(629)	(160)	(180)			(340)

Debt
Total debt ($ Millions)	14,945	14,923	14,920	14,895	14,895	14,973	14,998			14,998
Debt-to-capital ratio (%)	31%	31%	30%	30%	30%	32%	32%			32%

Equity ($ Millions)	32,981	33,074	35,239	35,050	35,050	31,387	31,493			31,493

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (Loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
G&G	Geological and Geophysical
G&A	General and Administrative
JCC	Japan Crude Cocktail
LNG	Liquefied Natural Gas
NGL	Natural Gas Liquids
WCS	Western Canada Select
WTI	West Texas Intermediate

Units of Measure
BBL	Barrels
MMBBL	Millions of Barrels
MBD	Thousands of Barrels per Day
MBOED	Thousands of Barrels of Oil Equivalent per Day
MCF	Thousands of Cubic Feet
MMBTU	Millions of British Thermal Units
MMCFD	Millions of Cubic Feet per Day